MetaStat

Understanding and Treating the Systemic Spread of Cancer

MetaStat, Inc. (OTCBB: MTST)
Investor Presentation
December 2012

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding MetaStat's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for cancer diagnostics and therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting MetaStat's business generally. These risks and uncertainties, and others, that relate to MetaStat's business and financial condition are detailed from time to time in MetaStat's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and MetaStat disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

MetaStat At-a-Glance

MetaStat

THE COMPANY	• MetaStat, Inc. (OTCBB: MTST) • 21,054,418 common shares out.* • Market Cap: $77.3M*
CORE EXPERTISE	• Understanding the pathways, mechanics and genetics of systemic metastasis
TWO ACTIVE DIAGOSTIC PROGRAMS	• MetaSite *Breast*™ • MenaCalc™ ⇨ Probability of metastasis or "Metastasis Score"
ACTIVE THERAPEUTIC PROGRAM	• MenaBloc™ ⇨ Prevent or eliminate metastasis
CLINICAL BENEFITS	• Understanding and treating the systemic spread of cancer • Providing new and better diagnostic information • Improving the quality of treatment decisions and the economics of cancer care

* As of December 3, 2012

Scientific and Clinical Advisors

MetaStat

John S. Condeelis, Ph.D.

- Director, Tumor Microenvirnment and Metastasis Program, Albert Einstein Cancer Center Albert Einstein College of Medicine of Yeshiva University (AECOM)
- Professor and Co-Chair, Anatomy and Structural Biology, AECOM
- Judith & Burton P. Resnick Chair in Translation Research

Frank B. Gertler, Ph.D.

- Professor of Biology, Massachusetts Institute of Technology (MIT)
- Gertler Lab, David H. Koch Institute for Integrated Cancer Research at MIT

Joseph Sparano, M.D.

- Professor, Department of Medicine & Department of Obstetrics, Gynecology, and Women's Health, AECOM
- Chair of the ECOG Breast Cancer Committee
- Study Chair of TAILORx trial

Joan Jones, M.D.

- Professor of Clinical Pathology and Laboratory Medicine, Weill Cornell Medical College
- Attending Pathologist, New York Presbyterian Hospital

Thomas E. Rohan, M.D., Ph.D.

- Professor and Chair, Department of Epidemiology and Population Health, AECOM
- Member of the Board of Scientific Counselors of the National Cancer Institute

Senior Management and Directors

MetaStat

Warren C. Lau. President, CEO, CFO, Director
- 15+ years of healthcare and biotechnology management experience
- 10+ years of healthcare and biotechnology investment banking experience
- Formerly founder of AdventRx Pharmaceuticals (ANX) and Opexa Therapeutics (OPXA)

Oscar Bronsther, M.D., FACS Chief Medical Officer and Chairman of the Board
- Chief of Surgery, Fairfax Innova Medical Center
- Clinical Professor, George Washington University

Daniel Schneiderman Vice President and Controller
- 10 years of healthcare investment banking and corporate finance experience

David N. Siegel Director
- Chairman, President and CEO, Frontier Airlines
- Formerly President and CEO, US Airways Group, Inc.; Formerly CEO, Avis Rent A Car

Johan "Thijs" Spoor Director
- President and CEO, FluoroPharma Medical, Inc. (FPMI)

Patrick T. Mooney M.D. Director
- President and CEO, Echo Therapeutics, Inc. (ECTE)

Why We Are Important

MetaStat

Metastasis is the most significant issue in cancer today

- **Systemic metastasis is responsible for 90% of fatalities in solid epithelial cancers**
- Currently patients' are both over and under treated because their true metastatic potential can't be quantified

No approved or commercially available products specific to systemic metastasis

- No product(s) to specifically diagnose or predict metastasis
- No product(s) to specifically treat or prevent metastasis

Better information for better treatment decisions

- We provide clinically useful information according to each patient's specific cancer biology to better "customize" treatments
- Targeted therapeutics

Our products target the 4 largest cancer indications

- Breast, prostate, lung and colorectal cancers
- Collectively 840,000+ new cases per year in the U.S. alone
- Over 50% of all new cancer cases
- **Initial focus on breast cancer**

Metastat Enables Better Personalized Diagnosis

MetaStat

MetaStat's diagnostics are designed to accurately predict the probability of systemic metastasis

Properly identify and differentiate the metastatic risk profile of:

- **High-risk patients who need aggressive therapy, and**
- Low-risk patients who can be spared from the harmful side effects and expense of chemotherapy and/or radiation*

- Improve Quality of Treatment Decisions
- Improve Economics of Cancer Care

* May require additional studies

Unmet Need for Better Diagnostic Markers

MetaStat

Proliferation (tumor growth) is valuable information, but does not show the whole picture

CURRENT BREAST CANCER DIAGNOSTIC METHODOLOGIES

Metastatic Risk ???

Clinical and Histopathological Measures

- Subjective and qualitative information
- Independent of metastatic potential

• Tumor grade
• Tumor size
• Lymph node involvement (# of nodes)
• Hormone status (estrogen (ER), progesterone (PR), HER-2/neu)
• Patients age

Oncotype DX (Genomic Health)

- Proliferation
- Response to hormones

• "Recurrence Score" and likelihood of chemotherapy benefit
• ASCO and NCCN breast cancer guidelines (N-, ER+ or PR+)
• Applicable on approx. 55% of all breast cancer patients currently

Other Assays incl. MammaPrint and IHC4

- Proliferation

• Results similar to (in concordance with) the *Oncotype* DX RS
• MammaPrint – Fan et al., N Engl J Med, Nov. 2006
• IHC4 - Cuzick et al., Journal of Clinical Oncology, Oct. 2011

MetaStat

Systemic metastasis is responsible for 90% of cancer deaths

Cancer spreads three ways:

- 1. Local infiltration
- 2. Lymphatic system
- **3. Hematogenous (blood-borne) or "systemic metastasis"**

metastasis (me • tas • ta • sis)

- The transmission of cancerous cells from a primary tumor or site to one or more non-adjacent organs or sites

Current genetic diagnostics do not provide valuable information about systemic metastasis

- Focus on Proliferation
- Are correlative, not causative

MetaStat has expanded the understanding of metastasis

- Mechanisms of invasion and migration
- Molecular and behavioral phenotypes
- Ability for specific detection and prognosis
- Treatment endpoints



Breast Cancer Metastasized to Lung

Enormous Market Opportunity

MetaStat

Estimated New Cancer Cases by Sex, U.S., 2012

Male			Female		
Prostate	28.5%	241,740	226,870	28.7%	Breast
Lung & bronchus	13.7%	116,470	109,690	13.9%	Lung & bronchus
Colon & rectum	8.7%	73,420	70,040	8.9%	Colon & rectum
Urinary bladder	6.6%	55,600	47,130	6.0%	Uterine
Skin/melanoma	5.5%	46,890	43,210	5.5%	Thyroid
Lymphoma (all)	5.1%	43,120	36,070	4.6%	Lymphoma (all)
Kidney	4.7%	40,250	34,350	4.3%	Skin/melanoma
Leukemia (all)	3.2%	26,830	24,520	3.1%	Kidney
Pancreas	2.6%	22,090	22,280	2.8%	Ovary
Liver	2.5%	21,370	21,830	2.8%	Pancreas
Esophagus	1.6%	13,950	20,320	2.6%	Leukemia (all)
All other sites	17.3%	146,440	134,430	17.0%	All other sites
Total	**100%**	**848,170**	**790,740**	**100%**	**Total**

- Targeting the 4 largest cancer indications
- Over 50% of all new cancer cases with 840,000 new cases per year in the U.S. alone
- Initial focus on breast cancer, the second most prevalent cancer

Source: American Cancer Society, Cancer Facts & Figures 2012

MetaStat

$2.4B Total Annual U.S. Diagnostic Market Opportunity

	MetaSite *Breast*	MenaCalc *Breast*	MenaCalc *Lung*	MenaCalc *Prostate*	MenaCalc *Colorectal*
Patient Population (new cases/yr U.S.)[1]	229,060	229,060	226,160	241,740	143,460
Applicable Target Market (%)[2]	100%	100%	40%	100%	100%
Implied Applicable Market	229,060	229,060	90,464	241,740	143,460
U.S. Product Market Opportunity[3]	$600M	$600M	$235M	$625M	$375M

Sources: 1. American Cancer Society; 2. Management estimates; 3. Assumes one test per new cancer patient. Does not include testing for any previously diagnosed patients a

Increasing Treatment Costs


Total Cost of Cancer Treatment
($ Billions)
175
150
125
100
75
50
2000
2010
2020

Need for Better Diagnostics and Targeted Therapeutics
To help control increasing costs

Source: American Society of Clinical Oncology

Understanding and Treating Metastasis

MetaSite *Breast*™ Diagnostic

Quantifies the Mechanics Of Metastasis

- The number of MetaSites predicts the probability of metastasis in breast cancer
- 2 successful trials to date
- Published results in *Clinical Cancer Research* (2009)
- 500 patient Large Population Validation Study results expected in early 2013
- Initial pilot marketing anticipated following publication of results



MenaCalc™ Platform Diagnostic

Measures the Transition to Metastatic Cells

- Metastatic risk can be predicted by measuring the relative amounts of the isoforms of mena
- 797 patient trial predicted survival in breast cancer and correlates to MetaSite count
- Results published in *Breast Cancer Research* (Sept. 2012)
- Broad applicability in up to 80% of solid epithelial cancers incl. lung, prostate and colorectal



MenaBloc™ Therapeutic

Anti-Metastatic Therapy

- Therapeutic with the potential to preemptively surpress or eliminate metastasis
- Pre-clinical mouse study results showed "the removal of mena eliminated metastasis"
- Results published in *Breast Cancer Research* (2010)
- Developing a small molecule drug compound with targets of intervention in key pathways



MetaSite *Breast*™ – Near Term Product Opportunity

Easily reproducible test performed at our reference lab on formalin fixed, paraffin embedded (FFPE) tissue from a patients' tumor biopsy

- **No FDA marketing approval required**
- Central reference laboratory (CLIA GLP certification)
- No additional procedure(s) on the patient
- Easy and inexpensive to perform and generate the "Metastasis Score" report
- Deliver Metastasis Score report to treating physician in short amount of time (~3 to 5 days)

- Results from 500 patient Large Population Validation Study expected in early 2013
- **Initial pilot marketing expected to commence following publication of results**
- Identified additional sample cohorts for further validation studies







MenaCalc™ – Broad Diagnostic Platform

MetaStat

Tissue test using small amounts of dissociated, discontinuous cells from a needle biopsy or fine needle aspiration (FNA)

Broadly applicable:

- Mena and its isoforms are a key regulator of metastatic function in solid epithelial tumors
  - Encouraging data in breast, prostate and lung cancers

MenaCalc *Breast*

- Data in 797 patients
- Results published in *Breast Cancer Research* (Sept 2012)
- Conclusion: predicts survival in breast cancer

MenaCalc *Lung*

- Data in 72 patients
- Conclusion: predicts survival in adencarcinoma of the lung

MenaCalc *Prostate*

- Completed initial pilot study with encouraging results

MenaCalc *Colorectal*

- Scientific rationale for the MenaCalc diagnostic to work in colon and rectum cancers

MenaBloc™ – Targeted Therapeutic Platform

MetaStat

Anti-metastatic therapeutic to potentially block or eliminate metastasis

- Positive proof-of-concept data
- Results published in *Breast Cancer Research* (2010)
- Deficiency of mena increases survival in PyMT mice



% of mice tumor free
100
80
60
40
20
0
0
40
60
80
100
120
140
Days
Mena WT
Mena Het
Mena Null



% survival
100
80
60
40
20
0
0
120
130
140
150
160
170
Days
Mena WT
Mena Het
Mena Null

Continue drug development process including:
- functional screening program
- medicinal chemistry and lead optimization

Key Accomplishments

In 2012, MetaStat has accomplished the following:

Executed 2 additional License Agreements with corresponding Intellectual Property

Proved MenaCalc diagnostic platform for additional solid epithelial cancers

- Encouraging data in adenocarcinoma of the lung and prostate cancers

Positive MenaCalc data in 797 patients published in *Breast Cancer Research* (Sept. 2012)

- Results showed ability to predict survival in breast cancer

"Human Invasion Signature" paper published in *Breast Cancer Research* (Oct. 2012)

- Describes our genetic profile of highly metastatic cancer cells who's genetic signature differs materially from the general population of proliferating tumor cells

MetaStat

Key Milestones and Goals for the Next 12 to 24 Months

MetaSite *Breast*

- Results from 500 patient Large Population Validation Study - (2013)
- Setup CLIA GLP Certified Central Laboratory - (2013)
- Publish data from 500 patient Large Population Validation Study in top journal - (2013)
- Commence initial pilot marketing following publication of results - (2013/2014)
- Initiate additional validation studies; cohorts identified) - (2014)

MenaCalc

- Large scale prostate cancer "proof of concept" study - (2013)
- Large scale adencarcinoma of the lung "proof of concept" study - (2013)
- Pilot study colorectal cancer - (2013)
- Large Population Validation Study in breast cancer with metastatic risk as primary endpoint - (2014)

MenaBloc

- Functional screening program for small molecule mena inhibitor - (2013)
- Medicinal chemistry and lead optimization - (2013/2014)
- Pre-clinical animal trials on anti-metastatic drug compound - (2014)
- Continue licensing and partnering discussions

Investment Highlights

Significant unmet clinical need

- Systemic metastasis is responsible for 90% of cancer deaths
- Currently no diagnostic, prognostic or therapeutic specific to systemic metastasis on the market
- Patient misclasifications result in over-treatment for some and under-treatment for others

Novel proprietary technoloogy that allowed us to understand and characterize the behavior, mechanics and genetics of highly metastatic cancer cells

- 15+ years and $50M of development and collaboration from 4 scientific/academic institutions

Products addressing billion dollar markets

- 4 largest cancer indications with over 840,000 new cases per year in U.S. alone
- $2.4B+ total annual U.S. diagnostic market opportunity

Near-term product opportunity – MetaSite *Breast*

- No FDA approval required (CLIA GLP certification)
- 500 patient Large Population Validation Study results expected in early 2013
- Anticipate initial pilot marketing beginning by end of 2013

Broadly applicable diagnostic platform – MenaCalc

- Up to 80% of solid epithelal cancers with encouraging data in breast, lung and prostate cancers

Developing therapeutic platform to prevent or eliminate metastasis – MenaBloc

- Positive proof of principle data published in *Breast Cancer Research* (2010)

Intellectual property in place to protect proprietary innovations around the world

APPENDIX

MetaStat

Genomic Health Inc. (GHDX)

Oncotype DX Breast Cancer Assay

- 21-gene breast cancer assay commercially introduced in 2004
- Initial marketing with validation results from 660 patients
- Provides "Recurrance Score" and likelyhood of chemotherapy benefit
- Focused on early stage node negative (N-), estrogen receptor positive (ER+) breast cancer patients who will be treated with tamoxifen (hormonal therapy)
- Applicable target market is approx. 55% of breast cancer patients
- Actual guidance on approx. 20% of the tests performed
- Chareges $4,175 per test

Introduced the Oncotype DX colon cancer test in January 2010

Total product sales in 2011 were $206.1 million and in 2010 were $174.8 million

Stock Price: $28.15*

Market Capitalization: $865 million*

* As of December 3, 2012

Sales, COGS and Tests Sold


Sales, COGS and Tests Sold
$200,000,000
$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
2004
2005
2006
2007
2008
2009
2010
Product Revenues
COGS
Total Tests Sold

Source: www.genomichealth.com